UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

BriaCell Therapeutics Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Suite 300 – 235 15th Street

West Vancouver, BC V7T 2X1

January 3, 2025

NOTICE OF NEW DATE FOR RESCHEDULED

2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the shareholders of BriaCell Therapeutics Corp.:

The 2025 Annual General Meeting of Shareholders (the “Meeting”) of BriaCell Therapeutics Corp. (the “Company”) originally scheduled to be held on Thursday, January 23, 2025, has been has been rescheduled and will now be held on Wednesday, February 5, 2025, at 9:00 a.m. Eastern Time at Suite 3400, One First Canadian Place, Toronto, ON, M5X 1A4. The record date for the Meeting, December 9, 2024, is unchanged and applies to the rescheduled Meeting. The Meeting has been rescheduled due to delays stemming from the disruption in postal service in Canada, and to provide further time to solicit proxies from the Company’s shareholders.

Shareholders who have already cast their votes do not need to take any action, unless they wish to change or revoke their prior proxy or voting instructions, and their votes will be counted at the rescheduled Meeting. For shareholders who have not yet cast their votes, we urge them to vote their shares now, so they can be tabulated prior to the rescheduled Meeting. Completed and signed proxies and non-objecting beneficial owners and voting instruction forms must be received by Computershare by 9:00 a.m. Eastern Time on February 3, 2025.

The Company filed its Proxy Statement for the Meeting (the “Proxy Statement”) on December 17, 2024: (i) under the company’s profile on EDGAR with the Securities and Exchange Commission at https://www.sec.gov, (ii) under the Company’s profile on SEDAR+ at https://www.sedarplus.ca/ (“SEDAR+”) and (iii) on the Company’s website at https://investors.briacell.com/filings-shareholder-information. The Proxy Statement should be read in conjunction with this notice. To the extent information in this notice updates or conflicts with information contained in the Proxy Statement, the information in this notice is the more current information. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT MEETING DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR MAY CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION.

Other than the date of the Meeting, deadlines for receipt of signed proxies and voting instruction forms or as set forth herein with respect to Participants in the Solicitation, there is no change to the Proxy Statement filed with the Securities and Exchange Commission on December 17, 2024 or the proxy card mailed, which is attached hereto.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the Meeting. The Company has also engaged Morrow Sodali (Canada) Ltd. (“Morrow”), a proxy solicitation firm, to assist management in the solicitation of proxies and governance advisory services in connection with the Meeting. The Company will pay Morrow a fee of $25,000, additional fees per inbound/outbound telephone call, and reasonable out-of-pocket expenses. Our engagement letter with Morrow contains confidentiality, indemnification and other provisions that the Company believes are customary for this type of engagement. Our directors and officers may also solicit proxies by telephone, facsimile, mail, Internet, or in person. They will not be paid any additional amounts for soliciting proxies. We may also request that intermediaries, brokerage firms, nominees, custodians and fiduciaries transmit materials related to the Meeting to the non-registered holders, and we will reimburse them for their reasonable out-of-pocket expenses in transmitting such materials.

Information About the Meeting

The Meeting will address the following: receipt of audited financial statements and auditor’s report, election of directors for the coming year, and appointment of the auditor and setting their remuneration. The Company’s Board of Directors unanimously recommends that you vote FOR the proposals identified in the Company’s proxy statement for the Meeting. Institutional Shareholder Services Inc. has released its recommendation that shareholders vote FOR the proposals, as well.

How Registered Shareholders Can Vote

Registered shareholders are shareholders who hold their shares directly in the Company, and not through a brokerage account or depository company. Registered shareholders can call Computershare Shareholder Services at 1-800-564-6253 (Canada/US) or for overseas holders, call direct dial number 1-514-982-7555 (Monday to Friday, 8:30am to 8:00pm EST) to request their voting control numbers.

How Beneficial Shareholders Can Vote

Beneficial shareholders are shareholders who hold their investment through a brokerage house, depository company or other intermediary. There are two types of beneficial owners: (i) those who object to their identity being made known to the issuers of securities which they own (“Objecting Beneficial Owners” or “OBOs”), and (ii) those who do not object to their identity being made known to the issuers of securities which they own (“Non-Objecting Beneficial Owners” or “NOBOs”). The Company has arranged to send Meeting Materials directly to NOBOs. NOBOs may submit their votes by completing the Voting Instruction Form (“VIF”) available on the Company’s website and sending the completed VIF to Computershare by email at service@computershare.com. NOBOs can also contact Computershare at 1-800-564-6253 to request their voting control numbers and instructions. OBOs should contact their brokerage house or depository company or other intermediary and ask to obtain their voting control number and instructions.

Shareholders are strongly encouraged to vote via telephone or internet at:

●	Online: www.investorvote.com
●	Toll-Free Telephone: 1-866-732-VOTE (8683)

Investor Questions and Assistance

Shareholders who have questions or require assistance with voting their proxy may contact the Company’s proxy solicitation agent, Sodali, at:

●	North American Toll-Free Number: 1-888-444-0591
●	Outside North America (collect calls accepted): 1-289-695-3075
●	Email: assistance@investor.sodali.com

BriaCell

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General Meeting to be held on January 23, 2025

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Toronto Time (EST) on January 21, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of BriaCell Therapeutics Corp. (the "Company") hereby appoint: Jamieson Bondarenko, or failing this person, William V. Williams (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at the office of Bennett Jones LLP at 3400 One First Canadian Place, Toronto, Ontario M5X 1A4 on January 23, 2025 at 10:00 am, Toronto Time (EST) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Dr. William V. Williams	☐	☐	02. Mr. Jamieson Bondarenko	☐	☐	03. Dr. Rebecca Taub	☐	☐
04. Mr. Vaughn C. Embro-Pantalony	☐	☐	05. Mr. Martin Schmieg	☐	☐	06. Dr. Jane Gross	☐	☐

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2. Appointment of Auditors

	For	Withhold
Appointment of MNP LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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